CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PIMCO Funds of our reports dated May 28, 2025, relating to the financial statements and financial highlights, which appear in each of the Funds’/Portfolios’ (as listed in Appendix A) Certified Shareholder Reports on Form N-CSR for the year ended March 31, 2025. We also consent to the references to us on the cover page of the Statement of Additional Information, the cover page of the Offering Memorandum Supplements and under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

July 28, 2025

Appendix A

PIMCO Funds

PIMCO ABS and Short-Term Investments Portfolio

PIMCO All Asset All Authority Fund

PIMCO All Asset Fund

PIMCO All Asset: Multi-RAE PLUS Fund

PIMCO All Asset: Multi-Real Fund

PIMCO All Authority: Multi-RAE Plus Fund

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Municipal Intermediate Value Fund

PIMCO California Municipal Opportunistic Value Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO Climate Bond Fund

PIMCO CommoditiesPLUS Strategy Fund

PIMCO CommodityRealReturn Strategy Fund

PIMCO Credit Opportunities Bond Fund

PIMCO Diversified Income Fund

PIMCO Dynamic Bond Fund

PIMCO EM Bond and Short-Term Investments Portfolio

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency and Short-Term Investments Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Emerging Markets Local Currency and Bond Fund

PIMCO ESG Income Fund

PIMCO Extended Duration Fund

PIMCO Global Advantage Strategy Bond Fund

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

PIMCO Global Core Asset Allocation Fund

PIMCO GNMA and Government Securities Fund

PIMCO Government Money Market Fund

PIMCO High Yield and Short-Term Investments Portfolio

PIMCO High Yield Fund

PIMCO High Yield Municipal Bond Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO International Bond Fund (U.S. Dollar-Hedged)

PIMCO International Bond Fund (Unhedged)

PIMCO International Portfolio

PIMCO Investment Grade Credit Bond Fund

PIMCO Investment Grade Credit Bond Portfolio

PIMCO Long Duration Credit Bond Portfolio

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Bond Fund

PIMCO Long-Term Real Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Credit Fund

PIMCO Low Duration ESG Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Income Fund

PIMCO Low Duration Opportunities Fund

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Fund

PIMCO Moderate Duration Portfolio

PIMCO Mortgage and Short-Term Investments Portfolio

PIMCO Mortgage Opportunities and Bond Fund

PIMCO Municipal Bond Fund

PIMCO Municipal Portfolio

PIMCO National Intermediate Municipal Bond Fund

PIMCO National Municipal Intermediate Value Fund

PIMCO National Municipal Opportunistic Value Fund

PIMCO New York Municipal Bond Fund

PIMCO Preferred and Capital Securities Fund

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE PLUS EMG Fund

PIMCO RAE PLUS Fund

PIMCO RAE PLUS International Fund

PIMCO RAE PLUS Small Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

PIMCO Real Return Fund

PIMCO Real Return Portfolio

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Sector Fund Series - AM

PIMCO Sector Fund Series - H

PIMCO Sector Fund Series - I

PIMCO Short Asset Investment Fund

PIMCO Short Asset Portfolio

PIMCO Short Duration Municipal Income Fund

PIMCO Short-Term Floating NAV Portfolio II

PIMCO Short-Term Floating NAV Portfolio III

PIMCO Short-Term Fund

PIMCO Short-Term Portfolio

PIMCO StocksPLUS Absolute Return Fund

PIMCO StocksPLUS Fund

PIMCO StocksPLUS International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS International Fund (Unhedged)

PIMCO StocksPLUS Long Duration Fund

PIMCO StocksPLUS Short Fund

PIMCO StocksPLUS Small Fund

PIMCO Total Return ESG Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund IV

PIMCO Total Return Fund V

PIMCO Total Return Fund

PIMCO TRENDS Managed Futures Strategy Fund

PIMCO U.S. Government and Short-Term Investments Portfolio

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